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                                                                   EXHIBIT 10.39


                             SUBSCRIPTION AGREEMENT



September 25, 2003

JAG Media Holdings, Inc.
6865 S.W. 18th Street, Suite B13
Boca Raton, FL 33433
Attention:  Board of Directors

Dear Sirs:

         1. The undersigned (the "Purchaser") hereby offers to subscribe to (a) 35,000 shares (the "Class A Shares") of Class A common stock, par value $0.00001 per share, of JAG Media Holdings, Inc., a Nevada corporation (the "Company") and
(b) 1,500 shares (the "Series 3 Shares") of Series 3 Class B common stock, par value $0.00001 per share (collectively, the "Shares"), and pay therefore a total consideration of $50,000.00. It is understood that the Company will deliver to the Purchaser certificates for the Shares against payment to the Company of the purchase price thereof. The rights and preferences of the Series 3 Shares are set forth in the Certificate of Designation attached hereto as Exhibit A.

         2. The Purchaser hereby represents and warrants to the Company that it is acquiring the Shares solely for its own account for investment, and not as a nominee for any other party, and not with a view to the distribution thereof or with any present intention of selling any thereof. The Purchaser acknowledges that it has been informed by the Company that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser also acknowledges that it is fully aware of the restrictions on disposing of the Shares resulting from the provisions of the Securities Act and the General Rules and Regulations of the Securities and Exchange Commission thereunder (including, without limitation, Rule 144). The Purchaser hereby confirms and acknowledges that it will not offer, sell or otherwise dispose of any of the Shares except under circumstances that will not result in a violation of the Securities Act or any applicable state securities laws. Further, the Purchaser acknowledges (i) that the purchase of the Shares is a long term investment and (ii) that the Purchaser must bear the economic risk of the investment for an indefinite period of time because the Shares have not been registered under the Securities Act or any state securities laws and that the Purchaser's financial condition is such that it is not likely that it will be necessary to dispose of any of the Shares in the foreseeable future.

         3. (a) Each certificate representing Shares shall be endorsed with the following legend:


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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR STATE SECURITIES LAWS, AND NO TRANSFER OF THESE SECURITIES MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) PURSUANT TO AN EXEMPTION THEREFROM WITH RESPECT TO WHICH THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER IS EXEMPT FROM THE REQUIREMENTS OF THE ACT.

            (b) Each certificate representing Series 3 Shares shall also be endorsed with the following legend:

THE MANDATORY REDEMPTION PROVISIONS, DIVIDEND RIGHTS, VOTING POWERS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND OTHER RIGHTS OF THE SERIES 3 CLASS B COMMON STOCK OF THE CORPORATION ARE SET FORTH IN FULL IN THE CERTIFICATE OF DESIGNATION OF THE SERIES 3 CLASS B COMMON STOCK OF THE CORPORATION, WHICH IS ON FILE WITH THE SECRETARY OF STATE OF THE STATE OF NEVADA AND AVAILABLE FREE OF CHARGE FROM THE SECRETARY OF THE CORPORATION UPON THE REQUEST OF ANY STOCKHOLDER OF THE CORPORATION.

         4. The Purchaser has such experience and knowledge in financial and business matters to be capable of evaluating the merits and risks of the investment contemplated hereby and has reviewed the merits of such investment with tax and legal counsel and other advisors to the extent deemed advisable. The Purchaser has been given the opportunity to ask questions of, and receive answers from, JAG Media Holdings, Inc. concerning the investment and to obtain any additional information the Purchaser deemed necessary. The Purchaser is an "accredited investor" as defined in Rule 501 under the Securities Act.

         5. The Purchaser represents that it has not dealt with any finders, placement agents or brokers of any kind in connection with this matter.

         6. (a) Whenever the Company proposes to register any of shares of its Class A Common Stock, par value $0.00001 per share ("Class A Common Stock"), under the Securities Act (whether for the Company's own account or for the account of any other person) other than in connection with a registration relating either to the sale of securities to participants in a Company stock option, stock purchase or similar benefit plan or pursuant to a Rule 145 transaction, including, without limitation, on Form S-4 or Form S-8, and the registration form to be used may be used for the registration of the Class A Shares being issued to the Purchaser hereunder (a "Piggyback Registration"), the Company shall give prompt, written notice to the Purchaser of its intention to effect such a registration, and such notice shall offer the Purchaser the opportunity to register on the same terms and conditions such number of Class A Shares of the Purchaser as Purchaser may request. The Company shall include in such registration all Class A Shares with respect to which the Company has received a written request for inclusion therein by the Purchaser within ten
(10) days after their receipt of the Company's notice. Such requests for inclusion shall specify the number of Class A Shares intended to be disposed of and the intended method of distribution thereof.


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            (b) If a Piggyback Registration is an underwritten, primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration are such that the success of the offering would be materially and adversely affected, the Company shall include any securities the Company is so advised can be sold in such Piggyback Registration in the following order: (a) first, the shares of Class A Common Stock which the Company proposes to sell; (b) second, the Class A Shares requested to be included in such registration by the Purchaser, provided, that if the managing underwriters determine in good faith that a lower number of Class A Shares should be included than those requested to be included pursuant to (b), then the Company shall be required to include in such registration only that lower number of Class A Shares; and (c) third, any other shares of Class A Common Stock proposed to be included in such registration.

            (c) If a Piggyback Registration is an underwritten, secondary registration on behalf of holders of shares of Class A Common Stock, and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which the Company is advised can be sold in such offering, the Company shall include in such registration all the shares of Class A Common Stock which such holders proposed to sell and all the Class A Shares requested to be included in such registration by the Purchaser; provided, that if the managing underwriters determine in good faith that a lower number of shares should be included than those requested to be included, then the Company shall be required to include in such registration only that lower number of shares.

         7. The Company will enter appropriate stop-transfer orders on any register or records maintained by or on behalf of the Company with respect to the Shares to insure that the Shares are not transferred except in accordance with this letter.

         8. The Purchaser is a limited partnership organized under the laws of the State of Delaware.

         9. The Company makes no representations or warranties whatsoever, whether express or implied, hereunder.



Very truly yours,

KUEKENHOF EQUITY FUND L.P.


By: /s/ Michael James
    -----------------
    Name:  Michael James
    Title: Managing Partner
    Date:  10/03/03

Address:
           22 Church Street, Suite 5
           Ramsey, NJ  07446



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ACCEPTED:
JAG MEDIA HOLDINGS, INC.


By: /s/ Gary Valinoti
    -----------------
    Name:  Gary Valinoti
    Title: President & CEO
    Date:  10/10/03



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                                                                       Exhibit A


                           CERTIFICATE OF DESIGNATION
                                     OF THE
                          SERIES 3 CLASS B COMMON STOCK
                         ($0.00001 PAR VALUE PER SHARE)
                                       OF
                            JAG MEDIA HOLDINGS, INC.


         The undersigned, the duly elected and acting president of JAG Media Holdings, Inc., a Nevada corporation (the "Corporation"), pursuant to Nevada Revised Statutes 78.1955, does hereby certify that the Board of Directors of the Corporation adopted the following resolution pursuant to the authority of
Section 78.195 of the Nevada Revised Statutes and Article FOURTH of the Corporation's Articles of Incorporation, as amended:

         RESOLVED, that the Corporation's Class B common stock shall consist of three series: Series 1 Class B common stock, the terms and conditions of which are set forth in the Articles of Incorporation of the Corporation, as amended (the "Articles"), Series 2 Class B common stock, the terms and conditions of which are set forth in the Certificate of Designation of the Series 2 Class B Common Stock filed with the Secretary of State of the State of Nevada on April 11, 2003 and Series 3 Class B common stock, par value $0.00001 per share, whose terms and conditions are set forth below:

Series 3 Class B common stock

         (a) Designation and Amount. The shares of such series shall be designated as "Series 3 Class B common stock" and the initial number of shares constituting such series shall be Forty Thousand (40,000).

         (b) No Voting Rights. Except as required by law, holders of shares of Series 3 Class B common stock shall not be entitled or permitted to vote on any matter required or permitted to be voted upon by the stockholders of the Corporation.

         (c) Distribution of Assets. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any of the Corporation's securities other than common stock, the holders of the Series 3 Class B common stock, Series 2 Class B common stock Series 1 Class B common stock and Class A common stock will be entitled to receive all the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

         (d) Dividends. Holders of Series 3 Class B common stock, Series 2 Class B common stock and Class A common stock shall be entitled to receive, on an equal basis, such dividends, payable in cash or otherwise, as may be declared thereon by the Board of Directors from time to time out of the assets or funds of the Corporation legally available therefor.

         (e) Mandatory Redemption. (1) No redemption of the Series 3 Class B common stock shall be authorized or made except as provided herein. Each share of the Series 3 Class B common stock must be redeemed by the Corporation, to the fullest extent permitted by law, within six (6) months (or as soon thereafter as permitted by law) following final resolution of the Corporation's lawsuit against certain brokerage firms (JAG Media Holdings, Inc. v. A.G. Edwards & Sons et al) which is, as of the date of this resolution, pending in U.S. District Court for the Southern District of Texas or any successor or other lawsuit relating to the subject matter thereof in which the Corporation (or any successor-in-interest) is named as a plaintiff (the "Lawsuit"), which date shall be determined by the Board of Directors (the "Redemption Date"). The Redemption Price for each share of the Series 3 Class B common stock shall be equal to the greater of (i) par value or (ii) .0025% of ten percent of the net proceeds to the Corporation of the Lawsuit after payment of fees and expenses incurred in connection with such lawsuit and all taxes on net income accrued or paid with respect to such amount, which amount shall be rounded to the nearest whole cent. Notice of the redemption by the Corporation of the outstanding shares of Series 3 Class B common stock (the "Redemption Notice") shall be given by first class mail, postage prepaid, mailed not less than 30 days prior to the Redemption Date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation; provided, however, that no failure to give such notice, nor any deficiency therein, shall affect the validity of the procedure for the redemption of any shares of Series 3 Class B common stock to be redeemed except as to the holder or holders to whom the Company has failed to give such notice or whose notice was defective. The Redemption Notice shall state:

                (A) the Redemption Price;

                (B) the Redemption Date;

                (C) that the holder is to surrender to the Corporation, at the place or places, which shall be designated in such redemption notice, its certificates representing the shares of Series 3 Class B common stock to be redeemed;

                (D) that dividends on the shares of the Series 3 Class B common stock to be redeemed shall cease to accumulate on the day prior to the Redemption Date unless the Corporation defaults in the payment of the Redemption Price; and

                (E) the name of any bank or trust company performing the duties referred to in subsection (e)(5) below.

         (2) On or before the Redemption Date, each holder of Series 3 Class B common stock to be redeemed shall surrender the certificate or certificates representing such shares of Series 3 Class B common stock to the Company, in the manner and at the place designated in the Redemption Notice, and on the Redemption Date the Redemption Price for such shares shall be payable to the holder thereof whose name appears on such certificate or certificates and who appears on the stock transfer records of the Corporation as the owner thereof, and the shares represented by each surrendered certificate shall be returned to authorized but unissued shares.

         (3) Unless the Company defaults in the payment in full of the Redemption Price, dividends on the Series 3 Class B common stock called for redemption shall cease to accumulate on the day prior to the Redemption Date, and the holders of such shares shall cease to have any further rights with respect thereto on the Redemption Date, other than the right to receive the Redemption Price, without interest.

         (4) If a Redemption Notice shall have been duly given, and if, on or before the Redemption Date specified therein, all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the Series 3 Class B common stock called for redemption so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, all shares so called for redemption shall no longer be deemed outstanding, and all rights with respect to such shares shall forthwith on such Redemption Date cease and terminate, except only the right of the holders thereof to receive the amount payable on redemption thereof, without interest.

         (5) If a Redemption Notice shall have been duly given or if the Corporation shall have given to the bank or trust company hereinafter referred to irrevocable authorization promptly to give such notice, and if on or before the Redemption Date specified therein the funds necessary for such redemption shall have been deposited by the Corporation with such bank or trust company in trust for the pro rata benefit of the holders of the Series 3 Class B common stock called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, from and after the time of such deposit, all shares so called, or to be so called pursuant to such irrevocable authorization, for redemption shall no longer be deemed to be outstanding and all rights with respect to such shares shall forthwith cease and terminate, except only the right of the holders thereof to receive from such bank or trust company at any time after the time of such deposit the funds so deposited, without interest. The aforesaid bank or trust company shall be organized and in good standing under the laws of the United States of America or of any state thereof. Any interest accrued on such funds shall be paid to the Corporation from time to time. Any funds so set aside or deposited, as the case may be, and unclaimed at the end of three years from such Redemption Date shall, to the extent permitted by law, be released or repaid to the Corporation, after which repayment the holders of the shares so called for redemption shall look only to the Corporation for payment thereof.

         (6) All interpretations of the redemption provisions contained in this Section (e) and all determinations required to be made in connection with the Redemption Date and the Redemption Price, including, without limitation, the determination of which successor or related actions or proceedings may constitute a Lawsuit (as defined herein), shall be within the discretion of the Board of Directors and any such determination by the Board of Directors shall be final and conclusive, and actions by the Corporation in respect of this Section
(e) shall be taken at the direction of the Board of Directors. The Board of Directors may, but need not, appoint such agents, attorneys-in-fact and trustees as and with such revocable and irrevocable powers as it deems appropriate in its sole discretion to carry out the redemption provided for herein.

         (f) No Reissuance of Series 3 Class B common stock. None of the shares of Series 3 Class B common stock acquired by the Corporation by reason of redemption, purchase, or otherwise shall be reissued.

         (g) Business Day. If any payment or redemption shall be required by the terms hereof to be made on a day that is not a Business Day, such payment or redemption shall be made on the immediately succeeding Business Day. For the purposes of this Resolution, Business Day shall mean any day other than a Saturday, Sunday, national or relevant state holiday or any other day on which commercial banks in New York City are authorized or required by law to be closed.

         (h) Share Certificates. Share certificates shall be issued to represent the Series 3 Class B common stock which will specify the number of shares represented by such certificate and the name of the beneficial owner of such shares. Shares of Series 3 Class B common stock may be transferred only on the books of the Corporation in person or by duly authorized attorney upon surrender of said certificate properly endorsed and specifying the new beneficial owner.

         (i) Legend. The Series 3 Class B common stock will bear a legend to the following effect:

THE MANDATORY REDEMPTION PROVISIONS, DIVIDEND RIGHTS, VOTING POWERS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND OTHER RIGHTS OF THE SERIES 3 CLASS B COMMON STOCK OF THE CORPORATION ARE SET FORTH IN FULL IN THE CERTIFICATE OF DESIGNATION OF THE SERIES 3 CLASS B COMMON STOCK OF THE CORPORATION, WHICH IS ON FILE WITH THE SECRETARY OF STATE OF THE STATE OF NEVADA AND AVAILABLE FREE OF CHARGE FROM THE SECRETARY OF THE CORPORATION UPON THE REQUEST OF ANY STOCKHOLDER OF THE CORPORATION.

         The foregoing resolution has been duly adopted by the Board of Directors in accordance with the provisions of Section 78.195 of the Revised Statutes of the State of Nevada and the Article FOURTH of the Corporation's Articles.

         IN WITNESS WHEREOF, I have signed this Certificate of Designation as of this 20th day of June, 2003.


                                          /s/ Gary Valinoti
                                          -------------------------------------
                                          Gary Valinoti
                                          President and Chief Executive Officer